Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of November 21, 2008 by and among GERBER SCIENTIFIC, INC., GERBER SCIENTIFIC INTERNATIONAL INC., as Borrowers, GERBER COBURN OPTICAL INTERNATIONAL, INC., GERBER SCIENTIFIC UK, LTD., SPANDEX LTD., and GERBER SCIENTIFIC INTERNATIONAL LTD., as the Initial Guarantors, VIRTEK VISION INTERNATIONAL INC., VIRTEK LASER SYSTEMS NORTH AMERICA, INC., VIRTEK EUROPEAN HOLDINGS INC., (the “Virtek Guarantors”, and together with Initial Guarantors, the “Guarantors”), the several banks and other financial institutions and lenders from time to time party hereto (the "Lenders"), and RBS CITIZENS, N.A., in its capacity as administrative agent for the Lenders (the "Agent").

WITNESSETH:

WHEREAS, the Borrowers, the Initial Guarantors, the Lenders and the Agent are each party to that certain Credit Agreement dated as of January 31, 2008 (the “Credit Agreement”) pursuant to which the Lenders established a $125,000,000 revolving credit facility for the benefit of the Borrowers.

WHEREAS, the Borrowers previously informed the Agent and the Lenders that Gerber Scientific, Inc. (“Gerber”) desired to indirectly acquire all of the capital stock of Virtek Vision International Inc. (“Virtek Public”) (the “Virtek Acquisition”).

WHEREAS, the Borrowers requested a waiver of the terms of clause (iv) of the definition of Permitted Acquisition as such clause applies to the Virtek Acquisition (the “Acquisition Waiver”) and the Majority Lenders granted such Acquisition Waiver on August 28, 2008.

WHEREAS, Gerber, acting through Gerber Scientific International LTD, has consummated the Virtek Acquisition.

WHEREAS, pursuant to Section 8.8 of the Credit Agreement the Virtek Guarantors are required to become Guarantors under the Credit Agreement.

WHEREAS, the Borrowers have requested certain adjustments to the definitions of EBIT and EBITDA as a result of the Virtek Acquisition and the Majority Lenders have agreed to such adjustments.

NOW, THEREFORE, for and in consideration of the mutual premises, covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Defined Terms.  Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

Section 2.  Amendment of Credit Agreement.   Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of Consolidated EBIT and Consolidated EBITDA in their entirety and substituting therefor the following:

“‘Consolidated EBIT’ shall mean for any period the sum of (a) Consolidated Net Income and (b) all amounts deducted in computing Consolidated Net Income in respect of (i) Consolidated Interest Expense, and (ii) taxes based on or measured by income, in each case for the period under review, provided, however, that for each of the four quarter periods ending October 31, 2008, January 31, 2009, April 30, 2009 and July 31, 2009 Consolidated EBIT shall be increased by (i) the non-cash “inventory step up” for such period associated with the inventory of the Virtek Guarantors and their Subsidiaries purchased by the Borrowers on the date of the Virtek Acquisition and (ii) the non-cash expense required to be taken by the Parent in the amount of the difference between the ceiling and the spot rate on its hedging agreement in connection with the Virtek Acquisition relating to Canadian Dollar fluctuations not to exceed $750,000 U.S. Dollars in the aggregate.”

“‘Consolidated EBITDA’ shall mean for any period the sum of (a) Consolidated Net Income and (b) all amounts deducted in computing Consolidated Net Income in respect of (i) Consolidated Interest Expense, (ii) taxes based on or measured by income, (iii) consolidated depreciation and amortization expense, in each case for the period under review, and (iv) all non-cash expenses incurred in connection with the termination of the Existing Credit Agreement provided, however, that for each of the four quarter periods ending October 31, 2008, January 31, 2009, April 30, 2009 and July 31, 2009 Consolidated EBITDA shall be increased by (i) the non-cash “inventory step up” for such period associated with the inventory of the Virtek Guarantors and their Subsidiaries purchased by the Borrowers on the date of  the Virtek Acquisition and (ii) the non-cash expense required to be taken by the Parent in the amount of the difference between the ceiling and the spot rate on its hedging agreement in connection with the Virtek Acquisition relating to Canadian Dollar fluctuations not to exceed $750,000 U.S. Dollars in the aggregate.”

Section 3.  Amendment of Credit Agreement Schedules.  Each of the Schedules to the Credit Agreement is hereby amended and restated by deleting the Schedules attached to the Credit Agreement in their entirety and substituting therefor the Schedules attached hereto as Exhibit A.

Section 4.  Conditions Precedent.  The effectiveness of this Amendment is subject to the truth and accuracy of the representations set forth in Section 7 below and shall become effective upon receipt by the Agent of:

(a)           Counterparts of this Amendment duly executed by each of the Loan Parties, the Agent and the Majority Lenders.

(b)           A joinder of security agreement executed by Virtek Laser Systems North America, Inc. (“Virtek U.S.”).

(c)           A general security agreement executed by Virtek Public.

(d)           A general security agreement executed by Virtek European Holdings Inc. (“Virtek Private”).

(e)           A share pledge executed by Virtek Public with regard to shares of Virtek Private.

(f)           A share pledge executed by Virtek Public with regard to shares of Virtek U.S.

(g)           Powers of attorney with respect to pledge of shares of Virtek Private.

(h)           Stock certificates representing all shares of Virtek Private.

(i)           An Intellectual Property Security Agreement executed by Virtek U.S.

(j)           The opinions of (i) Cummings & Lockwood LLC, United States counsel to the Loan Parties and (ii) Goodmans, LLP Canadian counsel to the Guarantors, each dated the date of execution of this Agreement.

(k)           Copies of the resolutions of the Board of Directors or equivalent body of each of  the Loan Parties (other than Gerber Scientific UK, LTD and Spandex Limited) authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which such Loan Party is a party, certified by the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of such Loan Party (which certificate shall state that such resolutions are in full force and effect).

(l)           Certificates from an officer of each of Gerber Scientific UK, LTD and Spandex Limited in each case certifying (i) that the applicable Loan Party’s constitutional documents delivered to the bank on January 31, 2008 remain in full force and effect without amendment or rescission and (ii) that the incumbency of the officer executing this Amendment on the applicable Loan Party’s behalf remains unchanged since January 31, 2008.

(m)           Certificates of insurance with respect to the Virtek Guarantors naming the Agent as additional insured and loss payee.

(n)           Certificates of legal existence and corporate good standing for the Loan Parties of recent date issued by the appropriate Canadian and Massachusetts governmental authorities.

(o)           Such other documents, certificates and opinions as the Agent or the Lenders may reasonably request which have been notified to the Borrowers in writing prior to the date hereof.

Section 5.  Joinder of Virtek Guarantors.  In consideration of, and in order to induce the Lenders to make Loans under the Credit Agreement and in accordance with Section 8.8 of the Credit Agreement, each Virtek Guarantor hereby consents and agrees (i) to be jointly and severally  liable with all other Guarantors for all Lender Obligations, and all other obligations and covenants of the Loan Parties now or hereafter existing under the Credit Agreement and the other Loan Documents, (ii) to be deemed to be a “Guarantor” (as defined in the Credit Agreement) jointly and severally with all other Guarantors and (iii) to be bound by all representations, warranties, covenants and agreements of the Guarantors under the Credit Agreement, the Loan Documents and all related documents, in each case, with the same force and effect as if such Virtek Guarantor was a signatory to such documents and was expressly named therein, but subject to this amendment.

Section 6.  Covenants.  Gerber covenants that it will, and will cause each of its Subsidiaries to, comply with the following covenants and provisions:

(a)           Gerber Scientific Canada Inc. will continue to hold no assets and will be dissolved by December 31, 2008.

(b)           The Virtek Guarantors shall have transferred their primary United States based depository, operating, concentration and disbursement accounts to the Agent in compliance with Section 8.7 of the Credit Agreement by December 15, 2008.

(c)           Virtek Public will cause stock certificates representing all shares of Virtek U.S., together with stock powers executed in blank, to be delivered to the Agent by November 28, 2008.

(d)           Virtek will cause deposit account control agreements in form and substance reasonably acceptable to the Agent with regard to each account of the Virtek Guarantors (other than United States based accounts) to be delivered to the Agent by December 31, 2008.

(e)           Virtek will cause a notarized share pledge executed by Virtek Private with regard to 65% of the shares of FOBA Technology + Services GmbH (the “FOBA Pledge”) in form and substance reasonably acceptable to the Agent, to be delivered to the Agent no later than December 31, 2008.

(f)           Virtek will cause a true and correct copy of any and all leases pursuant to which any Virtek Guarantor is leasing any real property if the value of Collateral located thereon exceeds $1,000,000, and if the location thereof is in the United States or Canada, a landlord waiver in form and substance reasonably acceptable to the Agent with respect to such real property, to be delivered to the Agent by December 15, 2008.

(g)           Upon the earlier to occur of (i) 10 Business Days following the date that Virtek Public becomes a private company and (ii) December 15, 2008,  Gerber and each of its Subsidiaries shall pledge and deliver 100% of their equity interests of Virtek Public to the Agent and shall cause Goodmans LLP to deliver to the Agent an opinion in form and substance reasonably acceptable to the Agent regarding the capitalization of Virtek Public and pledge of its shares.

Section 7.  Representations and Warranties.  The Loan Parties, jointly and severally, represent and warrant, on and as of the date of this Amendment, that:

(a)           No Default or Event of Default is outstanding both before and after giving effect to this Amendment.

(b)           The representations and warranties of the Loan Parties contained in the Credit Agreement are true and accurate on and as of the date of this Amendment, except (i) that the references in Article 5 to the 2007 Financial Statements (except in Section 5.12) shall be deemed to refer to the most recent audited consolidated financial statements of Gerber and its Subsidiaries furnished to the Agent and (ii) to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and accurate as of such earlier date).

(c)           Since April 30, 2008, there have been no events, acts, conditions or occurrences of whatever nature, singly or in the aggregate, which have had, or could reasonably be expected to have, a Material Adverse Effect.

(d)           Except with respect to the requirement of clause (iv) of the definition of Permitted Acquisition as described in the Acquisition Waiver, the Virtek Acquisition was a Permitted Acquisition.

Section 8.  Survival.  Each of the foregoing representations and warranties shall be made at and as of the date of this Amendment.  Each of the foregoing representations and warranties shall constitute a representation and warranty of the Loan Parties under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made or deemed to have been made.  Each of the foregoing representations and warranties shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Administrative Agent or any Lender.

Section 9.  Ratification of Credit Agreement and Loan Documents.  Except as expressly waived or amended herein, all terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement and the other Loan Documents.  All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as modified hereby.

Section 10.  Loan Document.  This Amendment shall be deemed to be a Loan Document and a breach of any covenant contained herein shall constitute an Event of Default under the Credit Agreement.

Section 11.  Miscellaneous Provisions.

(a)           Counterparts and Expenses.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.  The Loan Parties, jointly and severally,  agree to pay on demand all the Agent’s reasonable expenses in preparing, executing and delivering this Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of Agent’s special counsel, Goodwin Procter LLP.

(b)           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

[Signatures on Following Page]

IN WITNESS WHEREOF, the Borrowers, the Guarantors, the Agent and the Lenders have caused this Amendment to be executed by their duly authorized officers as of the date set forth above.

                                                        THE BORROWERS:

                                                        GERBER SCIENTIFIC, INC.

                                                        By:           /s/William V. Grickis, Jr.
                                                        Name:  William V. Grickis, Jr.

                                                        Title:    Senior Vice President, General Counsel

                                                                    and Secretary

                                                        GERBER SCIENTIFIC INTERNATIONAL, INC.

                                                        By:           /s/ William V. Grickis, Jr.

                                                        Name:  William V. Grickis, Jr.

                                                        Title:    Director and Secretary

Signature Page to First Amendment to Credit Agreement

                                                        GUARANTORS:

                                                         GERBER COBURN OPTICAL INTERNATIONAL, INC.

                                                        By:           /s/ William V. Grickis, Jr.
                                                        Name:  William V. Grickis, Jr.
                                                        Title:    Secretary

                                                         GERBER SCIENTIFIC UK, LTD.

                                                        By:           /s/ Rodney W. Larson
                                                        Name:  Rodney W. Larson
                                                        Title:    Director

                                                         SPANDEX LIMITED

                                                         By:           /s/ Rodney W. Larson
                                                        Name:  Rodney W. Larson
                                                        Title:    Director

                                                        GERBER SCIENTIFIC INTERNATIONAL LTD.

                                                         By:           /s/ William V. Grickis, Jr.
                                                        Name:  William V. Grickis, Jr.
                                                        Title:    Vice President, Director and Secretary

Signature Page to First Amendment to Credit Agreement

                                                    VIRTEK VISION INTERNATIONAL INC.

                                                    By:           /s/ William V. Grickis, Jr.
                                                    Name:  William V. Grickis, Jr.
                                                    Title:    Secretary

                                                     V IRTEK EUROPEAN HOLDINGS INC.

                                             By:           /s/ William V. Grickis, Jr.
                                                     Name:  William V. Grickis, Jr.
                                                     Title:    Director and Secretary

                                                     VIRTEK LASER SYSTEMS NORTH AMERICA, INC.

                                                     By:           /s/ William V. Grickis, Jr.
                                                     Name:  William V. Grickis, Jr.
                                                     Title:    Director and Secretary

Signature Page to First Amendment to Credit Agreement

                                            THE AGENT:

                                            RBS CITIZENS, N.A., as Agent

                                            By: /s/ Carlos A. Calixto

                                            Name:   Carlos A. Calixto

                                            Title:     Vice President

Signature Page to First Amendment to Credit Agreement

                                            THE LENDERS:

                                            RBS CITIZENS, N.A.

                                            By:        /s/ Carlos A. Calixto

                                            Name:   Carlos A. Calixto

                                            Title:     Vice President

Signature Page to First Amendment to Credit Agreement

                                        SOVEREIGN BANK

                                        By:        /s/ Jay L. Massiro

                                        Name:   Jay L. Massiro

                                        Title:     Senior Vice President

Signature Page to First Amendment to Credit Agreement

                                        BANK OF AMERICA, N.A.

                                         By:        /s/ Christopher T. Phelan

                                        Name:   Christopher T. Phelan

                                        Title:     Senior Vice President

Signature Page to First Amendment to Credit Agreement

                                            HSBC BANK USA, NATIONAL ASSOCIATION

                                            By:        /s/ Jeffrey N. Wieser

                                            Name:   Jeffrey N. Wieser

                                            Title:     Senior Relationship Manager

Signature Page to First Amendment to Credit Agreement

                                    JP MORGAN CHASE BANK N.A.

                                    By:      /s/ Dustin Knoop

                                    Name:  Dustin Knoop

                                    Title:   Associate

Signature Page to First Amendment to Credit Agreement

                                        MERRILL LYNCH CAPITAL CORPORATION

                                         By:        /s/ John Swadba

                                        Name:   John Swadba

                                        Title:     Managing Director

Signature Page to First Amendment to Credit Agreement